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                                                                  EXECUTION COPY
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                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"),
dated July 31, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-G Trust
("Assignee"), and Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as originator and servicer.

         WHEREAS, pursuant to (i) that certain Second Amended and Restated
Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the
"MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan
Purchase Agreement, dated as of May 1, 2006 (the "MMLPA"), by and between
Assignor, as purchaser, and Wells Fargo Bank, as seller, (iii) certain
Assignment and Conveyance Agreements (2006-W49 and 2006-W50), each dated as of
June 16, 2006, by and between Assignor and Wells Fargo Bank, (iv) certain
Assignment and Conveyance Agreements (2006-W52, 2006-W53, 2006-W54 and
2006-W55), each dated as of June 22, 2006, by and between Assignor and Wells
Fargo Bank, (v) certain Assignment and Conveyance Agreements (2006-W43 and
2006-W44), each dated as of June 27, 2006, by and between Assignor and Wells
Fargo Bank, and (vi) certain Assignment and Conveyance Agreements (2006-W46,
2006-W47 and 2006-W48), each dated as of June 28, 2006, by and between Assignor and Wells Fargo Bank, (collectively, with the MSWSA and the MMLPA, the "Purchase and Servicing Agreements"), each of which is attached in Appendix I hereto, the
Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

         WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

         WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

         WHEREAS, on the date hereof, Wells Fargo Bank, as servicer (in such capacity, the "Servicer") and as securities administrator (in such capacity, the
"Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Servicer, the
Securities Administrator and the Assignee, pursuant to which the Servicer shall service the Mortgage Loans.

         For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

         The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

         2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

             a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

              b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

              c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The
Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

              d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage
Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

         3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and
Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage
Loans. Wells Fargo Bank hereby

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acknowledges that from and after the date hereof it shall service the Mortgage
Loans pursuant to the Pooling Agreement for the benefit of the Assignee.

         4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the MSWSA, as applicable, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the
Mortgage Loans.

         5. To the extent Wells Fargo Bank has not released from its custody and delivered the Custodial Mortgage File (as defined in the MSWSA) for each
Mortgage Loan to or at the direction of the Assignor prior to the date hereof,
Wells Fargo Bank hereby agrees to release from its custody and deliver, at the direction of the Assignor, such Custodial Mortgage File (as defined in the
MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth below on or before July
31, 2006:

                   U.S. Bank National Association
                   4527 Metropolitan Court
                   Suite C
                   Frederick, Maryland  21704

         6. The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Purchase and Servicing
Agreements is:

                   U.S. Bank National Association 209 S. LaSalle Street,
                   Suite 300 Chicago, Illinois 60604
                   Attention: Structured Finance Trust Services, BAFC 2006-G

         BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                   Banc of America Funding Corporation
                   214 North Tryon Street
                   Charlotte, North Carolina 28255
                   Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

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         IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                          Bank of America, National Association,
                          as Assignor

                          By: /s/ Bruce W. Good
                              -----------------------------------
                              Name:  Bruce W. Good
                              Title: Vice President

                          U.S. Bank National
                          Association, as Assignee

                          By: /s/ Melissa A. Rosal
                              -----------------------------------
                              Name:  Melissa A. Rosal
                              Title: Vice President

                          Banc of America Funding Corporation

                          By: /s/ Scott Evans
                              -----------------------------------
                              Name:  Scott Evans
                              Title: Senior Vice President

                          Wells Fargo Bank, N.A., as originator and servicer

                          By: /s/ Bradley A. Davis
                              -----------------------------------
                              Name:  Bradley A. Davis
                              Title: Vice President

[Assignment, Assumption and Recognition Agreement for BAFC 2006-G]

                                    EXHIBIT A

      [Please refer to Exhibit D to the Pooling and Servicing Agreement.]

                                   APPENDIX I

                        Purchase and Servicing Agreements

               [Please see Exhibits 10.1(A)-(B) to this Form 8-K.]